                                                                EXHIBIT 10.25(a)

                                    AMENDMENT

This is an Amendment to the Technology Development and License Agreement ("Agreement") entered into as of October 1, 1998 by and between Advanced Micro Devices, Inc. and its Subsidiaries ("AMD"), a Delaware Corporation, with principal offices located at One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453, and Motorola, Inc. and its Subsidiaries ("Motorola"), a Delaware corporation, with principal offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196.

Add Section 1.40 as follows:

1.40 ***** a semiconductor manufacturing process wherein *****. ***** may be used in conjunction with semiconductor manufacturing technologies such as Logic Process Technologies and Embedded Flash Technology.

Amend Section 5.1 as follows:

Change the first sentence to read "The parties will undertake Projects to complete and develop Logic Process Technologies and ***** in conjunction with Logic Process Technologies."

Add new Section 5.8 as follows:

     5.8  ***** Licenses.
          --------------

          (a) The parties intend to create a Statement of Work on ***** and to collaborate on the remaining development of that technology. It is anticipated that each party will make contributions to the development of that technology. Any contributions or Improvements to ***** developed solely by AMD will be deemed AMD Technology, subject to Motorola's rights in *****. Any contributions or Improvements to ***** developed solely by Motorola will be deemed Motorola Technology, subject to AMD's rights in *****.

          (b) Motorola hereby grants to AMD under Motorola Intellectual Property a non-exclusive, non-transferable, worldwide, royalty-free (except as provided in Sections 6.5 and 6.6) license to:

               (i) practice the methods and processes of ***** and Motorola Improvements to *****,


CONFIDENTIAL                                                            Page 1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               (ii) make, have made, use, import and sell devices manufactured using ***** and Motorola Improvements to *****,

               (iii) make Improvements to ***** and Derivative Processes using ***** technology,

               (iv) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** within ***** after the first commercial shipment of a product manufactured using ***** and without approval, undertake ***** thereafter with respect to ***** and sublicense the rights granted in Section 5.8 (b)(i), (ii) and (iii) only as part of such *****,

               (v) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8
                      (b)(i),(ii) and (iii) only as part of such *****,

               (vi) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8
                      (b)(i), (ii) and (iii) only as a part of such *****, and

               (vii) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** within ***** after the first commercial shipment of a product manufactured using ***** and without approval, undertake unlimited ***** thereafter with respect to ***** and sublicense the rights granted in Section 5.8 (b)(i),
                      (ii) and (iii) only as a part of such *****, and

               upon the later of (i) first commercial shipment of a product manufactured using HIP7L or (ii) ***** after the first commercial shipment of a product manufactured using HIP6L:

               (viii) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (b)(i), (ii) and (iii) only as part of such *****,

               (ix) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (b)(i), (ii) and (iii) only as part of such *****,


CONFIDENTIAL                                                            Page 2

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               (x) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (b)(i), (ii) and (iii) only as a part of such *****, and

               (xi) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (b)(i), (ii) and (iii) only as a part of such *****.


          (c) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

               (i) practice the methods and processes of ***** and AMD Improvements to *****,

               (ii) make, have made, use, import and sell devices manufactured using ***** and AMD Improvements to *****,

               (iii) make Improvements to ***** and Derivative Processes using ***** technology,

               (iv) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (c)(i), (ii) and (iii) only as part of such *****,

               (v) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (c)(i), (ii) and (iii) only as part of such *****,

               (vi) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (c)(i), (ii) and (iii) only as a part of such *****, and

               (vii) undertake ***** with respect to ***** and sublicense the rights granted in Section 5.8 (c)(i), (ii) and (iii) only as a part of such *****.

          (d) In the event that AMD exercises its rights granted by Motorola in Section 5.8(b) (iv)-(xi) Motorola will negotiate in good faith with such ***** for a license under Motorola patents essential to utilize ***** and Improvements thereto on reasonable terms, or, at Motorola's option, will represent and warrant to AMD that it will not assert it's patents essential to utilize ***** against the *****. In the event that Motorola enters into a patent license with, or covenants not to assert
CONFIDENTIAL                                                            Page 3

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               its patents against, a ***** who received a ***** under ***** as described in this Section, AMD will ***** from such ***** upon the later of (i) first commercial shipment of a product manufactured using the combination of HIP7L and ***** or (ii) ***** after the first commercial shipment of a product manufactured using HIP6L.

          (e) In the event that Motorola exercises its rights granted by AMD in Section 5.8(c) (iv)-(vii) AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize ***** and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize ***** against the *****. In the event that Motorola enters into a patent license with, or covenants not to assert its patents against, a ***** who received a ***** under ***** as described in this Section, ***** from such ***** upon the later of (i) first commercial shipment of a product manufactured using the combination of HIP7L and ***** or (ii) ***** after the first commercial shipment of a product manufactured using HIP6L.

          (f) AMD will assign engineers to work in agreed-upon wafer fabrication facilities of Motorola in order to gain an understanding of *****. AMD will install an ***** production process in AMD's *****. Motorola will train and support the AMD engineers with respect to ***** including but not limited to, disclosing all necessary information and know-how and providing all necessary documentation and technical support.

          (g) The parties understand that Motorola may gain access to ***** process or design information or know-how. In such event and provided it is legally permitted to do so, Motorola will disclose such information to AMD further provided that prior to any such disclosure i) Motorola describes in writing to AMD any restrictions placed upon Motorola or AMD by the ***** of such information or know-how as well as the identity of the *****, and (ii) AMD agrees in writing to the described restrictions. In the particular situation of Motorola entering into an agreement with ***** pertaining to ***** design information, AMD agrees that Section 5.8(g)(ii) above shall not apply and that AMD shall accept such restrictions.

          (h) It is the further intent of the parties to jointly develop or to disclose to one another design information specific to the design of well-known, general purpose circuit block in ***** technology. It is the intent of the parties that each shall be able to use such information to design and have designed
CONFIDENTIAL                                                           Page 4

***** Certain information on this page hgas been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               semiconductor products. Notwithstanding the above, no licenses are granted by this Section to proprietary circuit blocks or designs of Motorola or AMD.

Replace Section 6.7 with the below new Section 6.7.

     6.7  HIP6F.
          -----

(a) The parties will undertake one or more Projects and create a Statement of Work therefore of HIP6F and SGEFT and collaborate on the development of those technologies. It is anticipated that each party will make substantial contributions to the development of those technologies. Any contributions or Improvements to HIP6F and SGEFT developed solely by AMD will be deemed AMD Technology, subject to Motorola's rights in HIP6F and SGEFT. Any contributions or Improvements to HIP6F and SGEFT developed solely by Motorola will be deemed Motorola Technology, subject to AMD's rights in HIP6F and SGEFT. *****. In the event that the parties cannot agree on a Statement of Work for a Project hereunder within ***** of the execution of this Amendment, Sections 1.40, 5.8, this Section 6.7, and the change to
     Section 5.1 shall become null and void or revert back to the original Sections prior to this Amendment, as the case may be.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of January 21, 2000.

ADVANCED MICRO DEVICES, INC.    MOTOROLA, INC.

Signature:                      Signature:
          --------------------            --------------------
Name:                           Name:
     -------------------------       -------------------------


CONFIDENTIAL                                                           Page 5

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.